Exhibit 99.1

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF PENNSYLVANIA

MARK ZICHERMAN, Derivatively on		)	Case No. 2:13-cv-00243
Behalf of HEMISPHERX		)
BIOPHARMA, INC.,		)
		)	Hon. Wendy Beetlestone
	Plaintiff,	)
vs.		)
)
WILLIAM A. CARTER, et al.,		)
)
	Defendants,	)
)
- and -)
)
HEMISPHERX BIOPHARMA, INC.,		)
a Delaware corporation,		)
)
Nominal Defendant		)
)
)

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE

ACTIONS, FINAL SETTLEMENT HEARING, AND RIGHT TO APPEAR

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF SHARES OF THE COMMON STOCK OF HEMISPHERX BIOPHARMA, INC. AS OF MAY 27, 2016 WHO CONTINUE TO HOLD SUCH SHARES

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY

THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HAS AUTHORIZED THIS NOTICE TO BE SENT TO YOU

THIS IS NOT A SOLICITATION

This notice (the “Notice”)1 advises you of the proposed settlement (the “Settlement”) of derivative claims brought by Plaintiffs Mark Zicherman, Richard J. Sussman, Douglas T. Lowe, and Michael Desclos (“Plaintiffs”) against certain current and former directors and officers (“Individual Defendants”)2 of Hemispherx Biopharma, Inc. (the “Company” or “Hemispherx”) (collectively with the Individual Defendants, “Defendants”) in the above-captioned action (the “Action”). The parties to the Action have entered into a Stipulation, which is subject to approval by the United States District Court for the Eastern District of Pennsylvania (“the Court”) before becoming final. If the Settlement is approved by the Court, all Released Claims against all of the Released Parties (as those terms are defined in the Stipulation) will be dismissed with prejudice.

A hearing (the “Settlement Hearing”) will be held before the Honorable Wendy Beetlestone on September 27, 2016 at 10:00 a.m. at Courtroom 3-B of the United States District Court for the Eastern District of Pennsylvania, James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, PA 191064, to determine: (i) whether the proposed Settlement should be approved by the Court as fair, reasonable, and adequate; (ii) whether the Action should be dismissed with prejudice; (iii) whether the Court should award attorneys’ fees and reimbursement of expenses for Plaintiffs’ Counsel, and in what amount; and (iv) to hear such other matters as may properly come before the Court.

This Notice summarizes the nature of the Action, the terms of the proposed Settlement, and your rights in connection with the Settlement and the Settlement Hearing. Nothing in this Notice constitutes a finding by the Court regarding the merits of the claims or defenses asserted by any party, the merits of the Settlement, or any other matter. Nor does it reflect the views of the Court.

Defendants have denied the allegations against them and continue to deny vigorously any wrongdoing or liability with respect to all claims asserted in the Action. They nonetheless support the Settlement because they recognize and believe that it is in the Company’s best interests to resolve the Action, considering such factors as the time, expense, and distraction further litigation would cause.

Plaintiffs believe that the proposed Settlement will put in place substantive corporate governance reforms that will significantly assist Hemispherx in ensuring sufficient internal controls, implementing adequately designed clinical trials for the Company’s drug Ampligen, and maintaining close oversight of its interactions with the United States Food & Drug Administration (the “FDA”)

The parties believe that the Settlement is in the best interests of Hemispherx and its shareholders.

1 All capitalized terms not otherwise defined herein have the same meaning as the terms defined in the Stipulation and Agreement of Settlement (“Stipulation”).

2 The Individual Defendants are: William A. Carter, Charles T. Bernhardt, Thomas K. Equels, David R. Strayer, Richard C. Piani, William M. Mitchell, and Iraj E. Kiani.

YOU SHOULD READ THIS NOTICE CAREFULLY BECAUSE YOUR LEGAL RIGHTS MAY BE AFFECTED.

I.	What Is the Action About?

The Action3 that is the subject of this Notice seeks recovery on behalf of Hemispherx based on claims of breaches of fiduciary duty asserted against the Individual Defendants in a consolidated shareholder derivative action pending in the United States District Court for the Eastern District of Pennsylvania on behalf of Hemispherx.

The Action alleges that the Individual Defendants breached their fiduciary duties owed to Hemispherx and its shareholders by, inter alia, failing to ensure sufficient internal controls, failing to implement adequately designed clinical trials for the Company’s drug Ampligen, and making, or causing the Company to make, numerous material rosy misrepresentations concerning the likelihood of the FDA’s approval of Ampligen and Hemispherx’s financial results and projections.

II.	What Are the Terms of the Proposed Settlement?

The proposed Settlement provides, among other things, that Hemispherx will spend enact several corporate governance reforms directed to quality and regulatory compliance, as set forth in Exhibit A hereto.

III.	What Are the Reasons for the Settlement?

In recommending that the parties settle at this time under the terms and conditions set forth in the Settlement, Plaintiffs’ Counsel has weighed the risks of further litigation against the benefits that counsel was able to obtain for Hemispherx and its shareholders pursuant to the Settlement. Plaintiffs’ Counsel believes that the Settlement confers material benefits upon Hemispherx and its shareholders. The Settlement has been achieved after significant investigation, analysis, and litigation by Plaintiffs’ Counsel. The detailed provisions of the Settlement reflect the results of intensive arm’s-length negotiations between the parties, as well as the expertise of a corporate governance expert retained by Plaintiffs’ Counsel.

Defendants have denied and continue to deny that they have any liability as a result of any or all of the allegations asserted in the Action or that they engaged in any wrongdoing whatsoever. Hemispherx and the Individual Defendants are entering into the Settlement to enhance Hemispherx’s corporate governance policies to benefit Hemispherx and its shareholders, and to eliminate the burden, distraction, expense, and uncertainty of further litigation.

3 The Settlement also resolves the claims alleged in the related consolidated action In re Hemispherx Biopharma, Inc. Shareholder Derivative Litigation, No. 13-0300110 (Court of Common Pleas of Philadelphia County, Pennsylvania).

IV.	What Attorneys’ Fees and Reimbursement of Expenses Will Be Sought?

In the Settlement, the parties agree that Plaintiffs’ Counsel may request a fee award of not more than $725,000.00, which includes reimbursement of their costs and expenses, subject to Court approval. Plaintiffs’ Counsel have been retained on a contingent fee basis and, thus, to date they have not been paid for their legal services or reimbursed for expenses they have incurred in connection with the litigation of the Action.

The attorneys’ fees and award of expenses for which Plaintiffs’ Counsel will seek Court approval were the subject of arm’s-length negotiations begun after the principal terms of the proposed Settlement were agreed upon.

V.	What Will Happen at the Settlement Hearing?

The Court has scheduled a Settlement Hearing for September 27, 2016, at 10:00 a.m. At this hearing, the Court will hear any objections to any aspect of the Settlement raised by any current Hemispherx shareholder. At or following the hearing, the Court will determine whether the Settlement is fair, reasonable, and adequate, and determine whether to enter a final order approving the Settlement. The Court will also consider Plaintiff’s Counsel’s application for attorneys’ fees and reimbursement of expenses.

Pending final determination of whether the Settlement should be approved, Plaintiffs, Defendants, and all Hemispherx shareholders are barred and enjoined from instituting or prosecuting any action that asserts any of the Released Claims against any of the Released Parties (as those terms are defined in the Stipulation).

YOU ARE NOT REQUIRED TO PARTICIPATE IN OR ATTEND THE SETTLEMENT HEARING, BUT MAY DO SO IF YOU WISH. If you are a current Hemispherx shareholder, and you wish to express an objection to any portion of the Settlement or Plaintiffs’ Counsel’s application for attorneys’ fees and reimbursement of expenses, you must send a signed letter or other signed written submission providing a detailed statement of your specific objections. Your written objection must: (i) state your name, address, and telephone number; (ii) provide the number of shares of Hemispherx common stock you own as of the date of the submission, accompanied by copies of brokerage statements evidencing such ownership of Hemispherx common stock; and (iii) provide a detailed description of your specific objections to any matter before the Court, all the grounds for your objections, and any documents you wish the Court to consider. You must mail the objection and your supporting papers to the Court and each of the attorneys listed at the addresses provided below to arrive no later than September 13, 2016. YOUR OBJECTION MUST BE IN WRITING AND RECEIVED BY THIS DATE TO BE CONSIDERED. If your objection is not received in a timely manner, the Court may deem it waived and may not consider it.

Court:

Clerk of the Court

United States District Court for the Eastern District of Pennsylvania

James A. Byrne United States Courthouse

601 Market Street

Philadelphia, PA 19106

Plaintiffs’ Counsel:

William B. Federman

FEDERMAN & SHERWOOD

10205 N. Pennsylvania Ave.

Oklahoma City, OK 73120

Tel. 405.235.1560

wbf@federmanlaw.com

Judith S. Scolnick

SCOTT+SCOTT,

ATTORNEYS AT LAW, LLP

The Chrysler Building

405 Lexington Ave., 40th Floor

New York, NY 10174

Tel.: 212.223.6444

jscolnick@scott-scott.com

Shane P. Sanders

ROBBINS ARROYO LLC

600 B Street, Suite 1900

San Diego, CA 92101

Tel. 619.525.3990

ssanders@robbinsarroyo.com

Hemispherx’s Counsel:

Robert L. Hickok

PEPPER HAMILTON LLP

3000 Two Logan Square

Eighteen and Arch Streets

Philadelphia, PA 19103

hickokr@pepperlaw.com

Tel.: 215.981.4968

The Court will consider your written objection whether or not you choose to attend the Settlement Hearing. You may also choose to retain your own lawyer at your own expense to represent you with respect to any objection you may have. If you or your lawyer would like to speak at the Settlement Hearing, you must send a letter stating that you intend to appear and speak at the Settlement Hearing. The letter must include the name(s) of your attorney(s) and any witness(es) you may call to testify and must identify any documents you intend to introduce into evidence at the Settlement Hearing. The letter must also include: (i) your name, address, and telephone number; and (ii) the number of shares of Hemispherx common stock you own as of the date of the submission, accompanied by copies of brokerage statements evidencing such ownership of Hemispherx common stock. Your letter must be received no later than September 13, 2016 by the Clerk of the Court, Plaintiffs’ Counsel, and Defendants’ Counsel at the addresses provided above. The date of the Settlement Hearing is subject to change without further notice to Hemispherx shareholders. If you or your lawyer intends to attend the Settlement Hearing, you should confirm the date and time with Plaintiffs’ Counsel.

What Is the Effect of the Court’s Approval of the Settlement?

If the Settlement is approved, the Court will enter a Final Order and Judgment. The Final Order and Judgment (the “Judgment”) will dismiss the Action with prejudice. The full terms of the dismissal of Released Claims are set forth in the Stipulation. The following is only intended as a summary.

Release of Claims by the Company, any Committees of its Board, Company Stockholders, and Plaintiffs: Upon the Effective Date, Plaintiffs, the Company, any Committees of its Board of Directors, and all Hemispherx Stockholders (derivatively on behalf of the Company) shall, by operation of the Judgment and to the fullest extent allowed by law, (i) release and be deemed to release and forever discharge the Released Plaintiff Claims against the Released Defendant Persons, (ii) covenant and be deemed to covenant not to sue any of the Released Defendant Persons with regard to any Released Plaintiff Claims, and (iii) forever be barred and enjoined from asserting any Released Plaintiff Claims against any Released Defendant Persons.

“Released Plaintiff Claims” means any and all Claims on behalf of Hemispherx that (a) have been asserted in the Actions, or (b) could have been asserted in the Actions, or in any other court action or before any court, administrative body, tribunal, arbitration panel, or other adjudicatory body, from January 2013 through the date of this Stipulation, that are based upon, arise out of, or relate in any way, directly or indirectly, to the allegations made in, or the subject matters of, the Actions. Notwithstanding the foregoing, Released Plaintiff Claims shall not mean and do not include any claims by the Parties to enforce the terms of this Stipulation, and furthermore, specifically does not mean any claims that have been made in Kastis v. Carter, No. 8657 (Del. Ch.).

“Released Defendant Persons” means Hemispherx, all current and former directors of Hemispherx, and all Settling Defendants and any of their respective employers, parent entities, controlling persons, principals, affiliates, or subsidiaries and each of their respective past or present officers, directors, partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers.

Release of Claims by Defendants: Upon the Effective Date, the Company, and committees of its Board of Directors, and the Individual Defendants, by operation of the Judgment and to the fullest extent allowed by law, shall (i) release and be deemed to release and forever discharge the Released Defendant Claims against the Released Plaintiff Persons, (ii) covenant and be deemed to covenant not to sue any of the Released Plaintiff Persons with regard to any Released Defendant Claims, and (iii) forever be barred and enjoined from asserting any Released Defendant Claims against any Released Plaintiff Persons.

“Released Defendant Claims” means any and all Claims that are based upon or arise out of the institution, prosecution, or settlement of the claims asserted by the Plaintiffs in this Action. Notwithstanding the foregoing, Released Defendant Claims shall not mean and does not include any claims by the Parties to enforce the terms of the Stipulation.

“Released Plaintiff Persons” means Plaintiffs and Plaintiffs’ Counsel.

“Unknown Claims” means any Released Plaintiff Claims that the Company, any committee of its Board of Directors, Plaintiffs, or any other Company Stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Defendant Persons, and any Released Defendant Claims that the Company, any committee of its Board, or any of the Defendants does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Plaintiff Persons.

Waiver of Rights Conferred by California Civil Code Section 1542: Plaintiffs, the Individual Defendants, the Company, and any committee of its Board of Directors expressly acknowledge, and all Company Stockholders shall be deemed to acknowledge, that he, she, they, or it has been advised by his, her, their, or its attorney concerning, and/or is familiar with, the provisions of California Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Plaintiffs, the Individual Defendants, the Company, and any committee of its Board of Directors expressly acknowledge, and all Hemispherx Stockholders shall be deemed to acknowledge: (i) that he, she, they, or it may hereafter discover facts in addition to those that he, she, they, or it now knows or believes to be true with respect to the Action and the Released Plaintiff Claims and Released Defendant Claims, as applicable; and (ii) that he, she, they, or it may have sustained damages, losses, fees, costs and/or expenses that are presently unknown and unsuspected with respect to Released Plaintiff Claims and Released Defendant Claims, as applicable, and that such damages, losses, fees, costs, and/or expenses as Plaintiffs, the Company, any committee of its Board, the Individual Defendants, and any Company Stockholders may have sustained might give rise to additional damages, losses, fees, costs, and/or expenses in the future. Nevertheless, Plaintiffs, the Company, any committee of its Board, and the Individual Defendants, expressly acknowledge, and all Company Stockholders shall be deemed to acknowledge, that the Stipulation has been negotiated and agreed upon in light of such possible unknown facts and such possible damages, losses, fees, costs, and/or expenses, and each expressly waives, or shall be deemed to have waived, any and all rights under California Civil Code Section 1542 and under any other federal or state statute or law of similar effect. Plaintiffs, the Company, any committees of its Board, and the Individual Defendants expressly acknowledge, and all Company Stockholders shall be deemed to have acknowledged, that this waiver was separately bargained for and is a material term of the Stipulation.

Since the Company will have released the Released Plaintiff Claims against the Released Defendant Persons, upon the Effective Date, no Company Stockholder will be able to bring another action asserting those claims against those persons on behalf of Hemispherx.

Pending final determination of whether the Settlement should be approved, all proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of this Court. Pending final determination of whether the Settlement should be approved, Plaintiffs, Plaintiffs’ Counsel, all other Company Stockholders, the Settling Defendants, the Company, and any committee of its Board, or any of them as applicable, are enjoined from filing, commencing, or prosecuting any other lawsuit in any jurisdiction with respect to any Released Plaintiff Claims or Released Defendant Claims.

Neither the Settlement nor any act performed or document executed pursuant to or in furtherance of the Settlement or the negotiation thereof, including this Notice, is or may be deemed to be an admission or, or evidence of, any fault, liability, or omission of any of the Individual Defendants or the Released Parties in any proceeding of any kind or nature.

VII.	How Do You Get More Information About the Action and the Proposed Settlement?

The foregoing description of the lawsuit, the terms of the proposed Settlement, the Settlement Hearing, and other matters described herein is only a summary. For the full details of the lawsuit and the terms and conditions of the Stipulation, Hemispherx’s shareholders are referred to the Court filings, which may be examined during regular business hours at the Office of the Clerk of the Court, Clerk of the Court, United States District Court for the Eastern District of Pennsylvania, James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, PA 19106.

PLEASE DO NOT CONTACT THE COURT FOR INFORMATION OR

TELEPHONE THE COURT OR CLERK’S OFFICE REGARDING THIS NOTICE.

Any questions regarding this Notice or the proposed Settlement, or requests to obtain copies of Settlement-related documents, including copies of the papers to be submitted in support of final approval of the Settlement and the application for attorneys’ fees and reimbursement of expenses, may be directed to the following Plaintiffs’ Counsel:

William B. Federman

FEDERMAN & SHERWOOD

10205 N. Pennsylvania Ave.

Oklahoma City, OK 73120

Tel. 405.235.1560

wbf@federmanlaw.com

Judith S. Scolnick

SCOTT+SCOTT,

ATTORNEYS AT LAW, LLP

The Chrysler Building

405 Lexington Ave., 40th Floor

New York, NY 10174

Tel.: 212.223.6444

jscolnick@scott-scott.com

Shane P. Sanders

ROBBINS ARROYO LLC

600 B Street, Suite 1900

San Diego, CA 92101

Tel. 619.525.3990

ssanders@robbinsarroyo.com

DATE: June 8, 2016